                                                                    Exhibit 3.28


                                    DELAWARE
                                THE FIRST STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HERBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "KERRVILLE CELLULAR HOLDINGS, LLC" AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF FORMATION, FILED THE NINTH DAY OF AUGUST, A.D. 2001, AT 10:31 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE SIXTH DAY OF NOVEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.




                                     /s/ Harriet Smith Windsor
                                     -------------------------------------------
                                     Harriet Smith Windsor, Secretary of State

                                     AUTHENTICATION: 159618

3423760     8100H                    DATE: 01-22-02

020039633

                               STATE OF DELAWARE
                           LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

      FIRST: The name of the limited liability company is Kerrville Cellular Holdings, L.L.C.

      SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its Registered Agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Formation of Kerriville Cellular Holdings, L.L.C. this 8th day of August, 2001.

                                     /s/ C.R. Weinheimer
                                     -------------------------------------------
                                     C.R. Weinheimer, Authorized Person


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